                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2004

                          MORGAN STANLEY CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-104283               13-3291626
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                    Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Section 8         Other Events

Item 8.01         Other Events

     On October 19, 2004, a single series of certificates, entitled Morgan
Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing
Agreement dated as of October 1, 2004 (the "Pooling and Servicing Agreement") by
and among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), GMAC Commercial Mortgage Corporation,
as special servicer (the "Special Servicer"), LaSalle

Bank National Association, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent), and Wells Fargo Bank, National Association, as
paying agent and certificate registrar (the "Paying Agent and Certificate
Registrar"), providing for the Company's Mortgage Pass-Through Certificates,
Series 2004-HQ4. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

               (a)  Financial Statements of Business Acquired Not applicable.

               (b)  Pro Forma Financial Information Not applicable.

               (c)  Exhibits:

Exhibit No.        Description
-----------        -----------
99.1               Pooling and Servicing Agreement dated as of October 1,
                   2004, among the Company, the Master Servicer, the
                   Special Servicer, the Trustee, the Fiscal Agent, the
                   Paying Agent and Certificate Registrar.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        October 1, 2004

MORGAN STANLEY CAPITAL I INC.

By:     /s/Andrew Berman
   -------------------
   Name:  Andrew Berman
   Title: Executive Director

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